Exhibit 10-BBag

THIRD AMENDMENT TO
WAIVER AGREEMENT

THIS THIRD AMENDMENT TO WAIVER AGREEMENT dated as of January 27, 2014 (the “Agreement”) is entered into among Tech Data Corporation, a Florida corporation (the “Borrower”), the Lenders party hereto, the Guarantors party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer entered into that certain Credit Agreement dated as of September 27, 2011 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Required Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Waiver Agreement dated as of April 30, 2013, as amended by that certain First Amendment (the “First Amendment”) to Waiver Agreement dated as of July 29, 2013 and that certain Second Amendment (the “Second Amendment”) to Waiver Agreement dated as of October 16, 2013 (as amended, the “Waiver Agreement”); and

WHEREAS, the Borrower has requested, and the Required Lenders have agreed, to certain amendments to the Waiver Agreement, as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendment. The Waiver Agreement is hereby amended as follows:

(a)    The following recital is hereby added to the Waiver Agreement after the fifth recital:

“WHEREAS, the Borrower has further informed the Administrative Agent and the Lenders that it may be unable to hold an annual meeting for the fiscal year ended January 31, 2013 (the “2013 Annual Meeting”) due to the delay in preparation of its 2013 Financial Statements (the “Annual Meeting Matter”), as required by the NASDAQ Stock Market (“NASDAQ”) listing requirements and Florida law;”

(b)    Section 1(a) of the Waiver Agreement is hereby amended and restated in its entirety to read as follows:

“(a) waive (i) compliance with Sections 7.01(a), 7.01(b), 7.02(a), 7.02(b) and 7.08 of the Credit Agreement, as applicable, with respect to the 2013 Financial Statements, the Affected Quarterly Financial Statements and the 2013 Annual Meeting and (ii) any Events of Default that would otherwise arise under Section 9.01(b) of the Credit Agreement with respect to the 2013 Financial Statements, the Affected Quarterly Financial Statements or the 2013 Annual Meeting as a result of any non-compliance with Sections 7.01(a), 7.01(b), 7.02(a), 7.02(b) and 7.08, each resulting from the Specified Matters or the Annual Meeting Matter, as applicable; provided that it is understood and agreed that (x) failure of the Borrower to deliver the 2013 Financial Statements

CHAR2\1561654v5

and the Affected Quarterly Financial Statements on or before February 28, 2014 in accordance with the terms of Sections 7.01(a) or 7.01(b), as applicable, of the Credit Agreement and the related certificate of its independent certified public accountants and Compliance Certificate in accordance with the terms of Sections 7.02(a) and 7.02(b) of the Credit Agreement and (y) failure of the Borrower to obtain an applicable exception from NASDAQ on or before March 27, 2014 with respect to the Annual Meeting Matter or NASDAQ takes any action or fails to take any action in connection with the Annual Meeting Matter that could reasonably be likely to result in the delisting of the Borrower from NASDAQ or actually results in the delisting of the Borrower from NASDAQ, shall, in each case, constitute an immediate Event of Default, except as may be further amended upon mutual agreement between the Borrower and the Required Lenders;”

(c)    Section 1(b) of the Waiver Agreement, which, for the avoidance of doubt, was further amended by the First Amendment and the Second Amendment, is hereby amended and restated in its entirety to read as follows:

“(b) waive (i) all breaches of certifications, representations and warranties under the Credit Agreement or other Loan Documents (or any document delivered in connection therewith), (ii) all Defaults caused by violations, if any, of Sections 7.01(a), 7.01(b), 7.02(a), 7.02(b), 7.03(a), 7.08, 7.09(a), 7.09(b) or 7.13 of the Credit Agreement, (iii) the failure to satisfy the conditions precedent in Sections 5.01(a)(vii)(A), 5.01(a)(viii) and 5.02(a) of the Credit Agreement (including conditions precedent to any further Credit Extension under the Credit Agreement), and (iv) any Events of Default that would otherwise arise or have arisen under Sections 9.01(b), 9.01(c) or 9.01(d) of the Credit Agreement as a result of non-compliance with any of the items listed in subclauses (i), (ii) or (iii) immediately above, each resulting from the Specified Matters or the Annual Meeting Matter, as applicable; provided that it is understood and agreed that (x) failure of the Borrower to deliver restated Prior Financial Statements on or before February 28, 2014 (which may be provided as part of the Borrower’s Annual Report on Form 10-K for fiscal year ended January 31, 2013) showing results for consolidated net income that are substantially consistent (within $20,000,000, and excluding the effect of recognizing up to $42,000,000 of additional tax contingencies in the 2013 Financial Statements) with the estimates of consolidated net income reductions included in Part IV of the SEC Filing and (y) failure of the Borrower to obtain an applicable exception from NASDAQ on or before March 27, 2014 with respect to the Annual Meeting Matter or NASDAQ takes any action or fails to take any action in connection with the Annual Meeting Matter that could reasonably be likely to result in the delisting of the Borrower from NASDAQ or actually results in the delisting of the Borrower from NASDAQ, shall, in each case, constitute an immediate Event of Default, except as may be further amended upon mutual agreement between the Borrower and the Required Lenders; and”

(d)    Section 1(c) of the Waiver Agreement is hereby amended and restated in its entirety to read as follows:

“(c)    waive any Default that may occur pursuant to Section 9.01(e) of the Credit Agreement as a result of violations of any agreement or instrument governing Indebtedness or a Guarantee of the Borrower due to (i) the Specified Matters, (ii) the failure to file with the SEC or to transmit to holders thereunder the 2013 Financial Statements or the Affected Quarterly Financial Statements as and when required by the terms thereof or (iii) the Annual Meeting Matter (A) in the case of the any agreement or instrument governing Indebtedness of the Borrower (other than Material Debt Agreements (as defined below)), until the earlier of (x) February 28, 2014 and (y) the date of acceleration of such Indebtedness or enforcement of a lien securing such Indebtedness, and (B) in

CHAR2\1561654v5

the case of Material Debt Agreements, until the earlier of (x) February 15, 2014 and (y) the date of acceleration of such Indebtedness or enforcement of a lien securing such Indebtedness.”

2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Facility Guaranty or the Loan Documents.

(c)    Except as expressly provided herein, the amendments set forth herein do not modify or affect the Loan Parties’ obligations to comply fully with (i) the terms of Sections 5.02, 7.01, 7.02, 7.03, 7.08, 7.09 or 7.13 of the Credit Agreement for any future periods or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document, including, but not limited, to satisfaction of Section 8.13 for the fiscal year ending January 31, 2013 or (ii) the terms of Section 8.13 for any period covered by the Prior Financial Statements. The above amendments are limited solely to the waivers provided in the Waiver Agreement and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

(d)    After giving effect to this Agreement, the Borrower represents and warrants to the Lenders that (i) except with respect to the Specified Matters and the Annual Meeting Matter, the representations and warranties of the Borrower set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they were true and correct as of such earlier date, (ii) except with respect to the Specified Matters and the Annual Meeting Matter, no event has occurred and is continuing which constitutes a Default or an Event of Default and (iii) the Annual Meeting Matter will not result in a Material Adverse Effect.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

CHAR2\1561654v5

(g)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.

[remainder of page intentionally left blank]

CHAR2\1561654v5

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ ROBERT RITTELMEYER
Name: Robert Rittelmeyer
Title: Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender

By: /s/    PATRICK MARTIN
Name: Patrick Martin
Title: Managing Director

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC__________________________,
as a Lender

By: /s/ MATTHEW PENNACHIO
Name: /s/ Matthew Pennachio
Title: Director

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

CITIBANK, N.A.__________________________,
as a Lender

By: /s/ JAMES M. WALSH
Name: /s/ James M. Walsh
Title: Managing Director and Vice President

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

THE BANK OF NOVA SCOTIA,______________________,
as a Lender

By: /s/ EUGENE DEMPSEY
Name: /s/ Eugene Dempsey
Title: Director Corporate Banking

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

Skandinaviska Enskilda Banken AB (publ),
as a Lender

By: /s/ PENNY NEVILLE-PARK
Name: Penny Neville-Park
Title: Authorized Signatory

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

Skandinaviska Enskilda Banken AB (publ),
as a Lender

By: /s/ DUNCAN NASH
Name: Duncan Nash
Title: Authorized Signatory

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

JPMorgan Chase Bank, N.A.,
as a Lender

By: /s/ JUSTIN KELLEY
Name: Justin Kelley
Title: Vice President

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

U.S. Bank National Association,
as a Lender

By: /s/ RICHARD J. AMENY JR.
Name: Richard J. ameny, Jr.
Title: Vice President

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

Branch Banking and Trust Company,
as a Lender

By: /s/ KELLY ATTAYCK
Name: Kelly Attayck
Title: Banking Officer

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

SunTrust Bank,
as a Lender

By: /s/SHAWN WILSON
Name: Shawn Wilson
Title: Director

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT

Branch Banking & Trust Company,
as a Lender

By: /s/ ANTHONY NIGRO
Name: Matthew Pennachio
Title: Director

TECH DATA CORPORATION
THIRD AMENDMENT TO WAIVER AGREEMENT